1-800-ATTORNEY, INC.
                           FORM 8-K - OCTOBER 23, 2002

                                                                    EXHIBIT 99.1
                                                                    ------------
EXHIBIT 1.
----------



                             SUBSCRIPTION AGREEMENT
                             ----------------------


           NAME OF PROSPECTIVE INVESTOR: RUBIN INVESTMENT GROUP, INC.
                                         ----------------------------
                                 [PLEASE PRINT]



                              1-800-ATTORNEY, INC.
                             (A Florida Corporation)



                             SUBSCRIPTION AGREEMENT

                         225,000 SHARES OF COMMON STOCK

                      SUBSCRIPTION PRICE: $0.384 PER SHARE





THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE CORPORATION'S COMMON STOCK REFERRED TO IN THIS SUBSCRIPTION AGREEMENT IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SALE.



THE COMMON STOCK REFERRED TO IN THIS SUBSCRIPTION AGREEMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE; ANY TRANSFER OF THE COMMON STOCK IS PROHIBITED UNLESS REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE. THE COMMON STOCK IS NOT TRANSFERABLE WITHOUT COMPLIANCE WITH CERTAIN PROVISIONS OF THE CORPORATION'S BYLAWS.


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                              1-800-ATTORNEY, INC.
                           FORM 8-K - OCTOBER 23, 2002





                              1-800-ATTORNEY, INC.
                             (A Florida Corporation)



                             SUBSCRIPTION AGREEMENT



1-800-ATTORNEY, Inc.
186 Attorneys.com Court
Lake Helen, FL  32744


Gentlemen:

            The undersigned hereby tenders this subscription and applies for the purchase of 225,000 shares of Common Stock, no par value ("Common Stock"), of 1-800-ATTORNEY, Inc., a Florida corporation (the "Corporation"), at a purchase price of $0.384 per Share. A check or money order payable to "1-800-ATTORNEY, Inc." is enclosed in the amount of Eighty-Six Thousand Four Hundred Dollars ($86,400). By execution of this Subscription Agreement, the undersigned accepts and adopts all provisions of the Articles of Incorporation and Bylaws of the Corporation (including all restrictions on the transfer of the set forth therein). Upon acceptance of this subscription by the Corporation and the execution and delivery of the Common Stock Purchase Agreement between the parties (the "Purchase Agreement"), the undersigned shall become a shareholder of the Corporation.

            The undersigned understands that each of the executive officers of the Corporation (the "Officers"), on behalf of the Corporation, shall have the right to accept or reject this subscription, in whole or in part, in their sole and absolute discretion, and this Subscription Agreement shall be deemed to be accepted by the Corporation only when the Corporation has signed the Subscription Agreement where indicated. In the case of rejection of the subscription in whole or in part, the subscription funds submitted by the undersigned for the rejected portion will be returned promptly to the undersigned. Subscription funds, once tendered, may not be withdrawn by the undersigned unless the Corporation rejects the subscription.

            1. REPRESENTATIONS AND WARRANTIES OF THE UNDERSIGNED. The undersigned hereby represents and warrants to the Corporation and agrees as follows:

            (a) The undersigned has received, read and understood and is familiar with certain information concerning the Corporation and this Subscription Agreement.

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                              1-800-ATTORNEY, INC.
                           FORM 8-K - OCTOBER 23, 2002

                  Further, the undersigned acknowledges the following with respect to the Corporation:

                      i. The undersigned has been furnished with and has carefully read the information it has received. No oral or written representations have been made, or oral or written information furnished to, the undersigned or its advisors, if any, in connection with the offering of Common Stock which were in any way inconsistent with this Subscription Agreement and the Purchase Agreement.

                      ii. Financial projections were included among the information, and the Corporation does not make any representations or warranties as to the accuracy of the financial projections included therein. Projections are based on assumptions as to future events that are inherently uncertain and subjective. The Corporation makes no representation or warranty as to the attainability of such assumptions or as to whether future results will occur as projected. The undersigned recognizes that the projections of the Corporation's future performance are necessarily subject to a high degree of uncertainty, that actual results can be expected to vary from the results projected and that such variances may be material and adverse. The projections were not prepared with a view to complying with the published guidelines of the Securities and Exchange Commission or the American Institute of Certified Public Accountants regarding projections and forecasts. Any and all assumptions have been included therein for purposes of illustration only, and no assurance is given that actual results will correspond with the results contemplated by the various assumptions set forth therein.

                      iii. The information delivered to the undersigned does not purport to be complete, nor is it intended to be a detailed analysis, but is intended solely to introduce interested parties to the operations of the Corporation, and in all cases, the undersigned should conduct his or her own investigation of the Corporation and analysis of the information.

                      iv. The Corporation shall have no liability for any express or implied representation or warranty for any statements contained in, or for any omission from, the information, or any other written or oral communication transmitted to the undersigned in the course of evaluating the Corporation.

                      v. By accepting the information, the undersigned acknowledges and agrees that the information is confidential and shall not be reproduced, in whole or in part, nor disclosed to any third party for any reason.

            (b) The Corporation has made available all additional information which the undersigned has requested and the undersigned has been afforded an opportunity to ask questions of and receive answers from the Officers concerning the Corporation and the opportunity to obtain any additional information (to the extent the Officers have such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of information delivered to the undersigned;

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                              1-800-ATTORNEY, INC.
                           FORM 8-K - OCTOBER 23, 2002

            (c) The undersigned has investigated the acquisition of the Common Stock to the extent it deemed necessary or desirable, and the Officers have provided any assistance it has requested in connection therewith and has obtained to the extent the undersigned deems necessary, the undersigned's own professional advice with respect to the investment in the Common Stock and the suitability of the investment in the Common Stock in light of the undersigned's financial condition and investment needs. The undersigned has carefully considered and has, to the extent it believes such discussion to be necessary, discussed with its professional legal, tax and financial advisers the suitability of an investment in the Corporation, and the undersigned has determined that the Common Stock is a suitable investment for the undersigned ;

            (d)   The undersigned acknowledges and is aware of the following:

                      i. The investment in the Common Stock is speculative and involves a high degree of risk, including a risk of loss of the entire investment in the Corporation.

                      ii. There are substantial restrictions on the transferability of the Common Stock; the Common Stock will not be, and the undersigned has no right to require that the Common Stock be, registered under the Securities Act of 1933 ("Securities Act"); the undersigned may not be able to avail itself of the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act with respect to the resale of the Common Stock and accordingly may have to hold the Common Stock indefinitely; it may not be possible for the undersigned to liquidate the investment in the Corporation; and

                      iii. No state or federal agency has made any finding or determination as to the fairness of the terms of the offering and sale of the Common Stock.

            (e) The Common Stock is being acquired for the undersigned's own account for long-term investment, with no intention of distributing or selling any portion thereof within the meaning of the Securities Act, and will not be transferred by the undersigned in violation of the Securities Act or the then applicable rules or regulations thereunder. No one other than the undersigned has any interest in or any right to acquire the Common Stock. The undersigned understands and acknowledges that the Corporation will have no obligation to recognize the ownership, beneficial or otherwise, of such Common Stock by anyone but the undersigned. The undersigned will not sell, hypothecate or otherwise transfer the Common Stock except in accordance with (i) the Bylaws of the Corporation and (ii) the registration provisions of the Securities Act and applicable state securities laws, unless an opinion of counsel acceptable to the Corporation and its counsel is provided which states that an exemption from the registration requirements of the Securities Act and applicable state securities laws is available. It is understood that in order not to jeopardize the exempt status of the offering under Sections 4(2) and/or 4(6) of the Act and Regulation D, a transferee may at a minimum be required to fulfill certain investor suitability requirements. It is understood that any certificates that may represent the Common Stock will contain appropriate legends stating that the Common Stock has not been registered under the Securities Act or applicable state securities laws and referring to restrictions on transferability (both in the Bylaws and

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                              1-800-ATTORNEY, INC.
                           FORM 8-K - OCTOBER 23, 2002

                  pursuant to the Securities Act and applicable state securities laws) and sale of the Common Stock, and that a notation will be made on the appropriate records of the Corporation so that transfers of the Common Stock will not be effected on those records without compliance with those restrictions.

            (f) The undersigned's financial condition is such that it is able to bear the risk of holding the Common Stock for an indefinite period of time and the risk of loss of its entire investment in the Corporation. The undersigned recognizes that an investment in the Corporation involves substantial risks and represents that the undersigned has taken full cognizance of and understands all of the risks related to the Common Stock;

            (g) The undersigned has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an acquisition of the Common Stock and of making an informed investment decision with respect thereto. The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and the undersigned's investment in the Common Stock will not cause such overall commitment to become excessive. The undersigned has adequate means of providing for its current needs and personal contingencies and has no need for liquidity in its investment in the Common Stock. The undersigned has by reason of its business or financial experience, the capacity to protect its own interest in connection with the subscription;

            (h) The undersigned hereby agrees that this subscription is irrevocable and that the representations and warranties set forth in this Subscription Agreement shall survive the acceptance hereof by the Corporation;

            (i) The undersigned agrees that the Corporation's acceptance of this Subscription Agreement shall in no way obligate the Corporation to proceed with the offering described in this Subscription Agreement, or to complete such offering, and that the Corporation has the right, in its sole and absolute discretion, to abandon the offering at any time prior to completion thereof;

            (j) The statements and information set forth in the applicable Investor Questionnaire (the "Questionnaire") attached hereto are true, accurate and complete. All information which the undersigned has provided to the Corporation concerning the undersigned and its financial position is correct and complete as of the date set forth below, and if there should be any change in such information prior to the Corporation's acceptance of the undersigned's subscription for the Common Stock, the undersigned will immediately provide such information to the Corporation and will promptly send confirmation of such information to the Corporation; and

            (k) The undersigned has full power and authority to make the representations referred to herein, and to purchase the Common Stock pursuant to this Subscription Agreement and the Purchase Agreement, and to execute and deliver this Subscription Agreement and the Purchase Agreement, and such agreements are legal, valid and binding obligations of the undersigned, enforceable in accordance with their terms.

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                              1-800-ATTORNEY, INC.
                           FORM 8-K - OCTOBER 23, 2002

                  The foregoing representations and warranties are true and accurate as of the date hereof and shall survive such date. If in any respect such representations and warranties shall not be true and accurate at any time prior to the Corporation's acceptance or rejection of this Subscription Agreement, the undersigned shall give immediate notice of such fact to the Corporation by telecopy or other form of written notice, specifying which representations and warranties are not true and accurate and the reasons therefore.

            2. ACCREDITED INVESTOR CERTIFICATION. The undersigned hereby represents and warrants that the undersigned is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Act ("Accredited Investor"), and in furnishing the information set forth in the Questionnaire, the undersigned hereby acknowledges that the Corporation will be relying thereon in determining, among other things, whether there are reasonable grounds to believe that the undersigned qualifies as an Accredited Investor under the Securities Act.

            3. INDEMNIFICATION. The undersigned acknowledges that he or she understands the meaning and legal consequences of the representations and warranties made by the undersigned herein, and the Corporation is relying on such representations and warranties in making its determination to accept or reject this subscription. The undersigned shall indemnify and hold harmless the Corporation and any of its officers, employees, registered representatives, directors or control persons who was or is a party to, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of, or arising from any actual or alleged misrepresentation or misstatement of facts, or omission to represent or state facts, made by the undersigned to the Corporation concerning the undersigned or its financial position, in connection with the sale of the Common Stock, against losses, liabilities and expenses actually and reasonably incurred by the Corporation or any of its officers, employees, registered representatives, directors or control persons (including attorneys' fees, judgments, fines and amounts paid in settlement) in connection with such action, suit or proceeding.

            4. TRANSFERABILITY. The undersigned agrees not to transfer or assign this Subscription Agreement, or any interest herein.

            5. NO REVOCATION. The undersigned agrees that this Subscription Agreement and any agreement of the undersigned made hereunder is irrevocable, and this Subscription Agreement shall survive the death, disability, bankruptcy, insolvency, dissolution or termination of the undersigned, except as provided below in Section 6.

            6. TERMINATION OF AGREEMENT. If this subscription is rejected by the Corporation, then and in any such event this Subscription Agreement shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder or under the Inc. Agreement.

            7. NOTICES. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by first class, registered or certified mail, or delivered by telecopy or other form of written notice to the undersigned at the address set forth below and to the Corporation at 186 Attorneys.com Court, Lake Helen, FL 32744, (386) 228-1000, or at such other place as the undersigned or the Corporation may designate by written notice to the other.

            8. MISCELLANEOUS. This Subscription Agreement, including the Questionnaire, and the Purchase Agreement constitute the entire agreement among the parties hereto with respect to the

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                              1-800-ATTORNEY, INC.
                           FORM 8-K - OCTOBER 23, 2002

subject matter hereof and supersede any and all prior or contemporaneous representations, warranties, agreements and understandings in connection therewith. This Subscription Agreement may be amended only by a writing executed by all parties hereto. In the event that any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof. This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Florida, as such laws are applied by Florida courts to agreements entered into and to be performed in Florida by and between the residents of Florida. This Subscription Agreement shall be binding upon the undersigned, its heirs, estate, legal representatives, successors and permitted assigns and shall inure to the benefit of the Corporation and its successors and assigns. The failure of the Corporation to exercise any right or remedy under this Subscription Agreement or any other agreement between the Corporation and the undersigned, or otherwise, or delay by the Corporation in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Corporation will be effective unless and until it is in writing and signed by the Corporation. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, changed, discharged, terminated, revoked or cancelled except by an instrument in writing signed by the party against whom any change, discharge or termination is sought.























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                              1-800-ATTORNEY, INC.
                           FORM 8-K - OCTOBER 23, 2002

                                 SIGNATURE PAGE

                              1-800-ATTORNEY, INC.
                             (A FLORIDA CORPORATION)




Dated: 10/21/02
       --------                                        /s/ Dan Rubin, for Rubin Investment Group, Inc.
                                                       -----------------------------------------------
225,000                                                Investor Signature
-------------------------------------------
Number of Shares of Common Stock Subscribed
For                                                    -----------------------------------------------
                                                       Co-Investor Name (Please Print)
                                                       (If Applicable)
$ 86,400
-------------------------------------------
Total Subscription Amount                              -----------------------------------------------
($0.384 per Share of Common Stock)                     Co-Investor Signature

                                                       ADDRESS:
                                                       10940 Wilshire Blvd., 16th Floor
                                                       -----------------------------------------------
                                                       Number and Street

                                                       Los Angeles, CA  90024
                                                       -----------------------------------------------
                                                       City/State/Zip Code

                                                       310-407-0100
                                                       -----------------------------------------------
                                                       Telephone Number

                                                       310-407-0150
                                                       -----------------------------------------------
                                                       Fax Number

ACCEPTANCE OF SUBSCRIPTION:                            -----------------------------------------------
A Subscription for 225,000 Shares of Common            Social Security (or other Taxpayer ID) Number
Stock for total consideration of $86,400 is
hereby:                                                -----------------------------------------------

                  x     Accepted                       Co-Investor Social Security (or other ID)
                 ---                                   Number
                        Rejected
                 ---                                   OWNERSHIP TYPE:
                                                       _           Individual
1-800-ATTORNEY, INC.                                   _           Joint Tenants
                                                       x           Corporation
By: /s/ J. William Wrigley                             _           Community Property
    ---------------------------------------            _           Tenants in Common
        J. William Wrigley                             _           Other: _______________________
    ---------------------------------------
    Chairman

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